UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JULY 25, 2007

                                   CACHE, INC.
                  --------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       FLORIDA                      0 -10345                    59 -1588181
     ----------             --------------------------       -------------------
     (STATE OR OTHER         (COMMISSION FILE NUMBER)         (IRS EMPLOYER
     JURISDICTION OF                                           IDENTIFICATION
     INCORPORATION)                                            NUMBER)



                     1440 BROADWAY, NEW YORK, NEW YORK 10018
                        --------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 575-3200




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 25, 2007, Cache, Inc. issued a press release (the "Press Release") announcing (i) its results for the thirteen and twenty-six week periods ended June 30, 2007, (ii) its acquisition of Adrienne Victoria Designs and (iii) providing updated guidance for fiscal 2007 and reiterating previous guidance for the third and fourth quarters of fiscal 2007. The Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


         ITEM 9.01   EXHIBITS

99.1 Press release regarding financial results for the thirteen and twenty-six week periods ended June 30, 2007, acquisition of Adirenne Victoia Designs, guidance for fiscal 2007 and guidance for the third and fourth quarters of fiscal 2007.

















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


                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


         DATED:   JULY 26, 2007             CACHE, INC.




                                            BY: /s/BRIAN WOOLF
                                            ---------------------------------
                                            BRIAN WOOLF
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER























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